SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	August 5, 2004

THE CHILDREN'S PLACE RETAIL STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23071 (Commission File Number)	31-1241495 (IRS Employer ID Number)

915 Secaucus Road, Secaucus, New Jersey	07094

(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(201) 558-2400

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

          On August 5, 2004, The Children’s Place Retail Stores, Inc. issued a press release announcing sales information for the fiscal quarter and month ended July 31, 2004 and reporting that the Company has entered into a non-binding letter of intent regarding a potential acquisition of The Disney Store chain in North America. A copy of this press release is included as Exhibit 99 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit Number	Description

99	Press release dated August 5, 2004.

Item 12. Results of Operations and Financial Condition.

          On August 5, 2004, The Children’s Place Retail Stores, Inc. issued a press release announcing sales information for the fiscal quarter and month ended July 31, 2004 and reporting that the Company has entered into a non-binding letter of intent regarding a potential acquisition of The Disney Store chain in North America. A copy of this press release is included as Exhibit 99 hereto.

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signature on following page.]

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN'S PLACE RETAIL STORES, INC. By: /s/ Seth L. Udasin Name: Seth L. Udasin Title: Vice President and Chief Financial Officer

Dated: August 5, 2004

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated August 5, 2004

The Children's Place Retail Stores, Inc.

Exhibit No. 99	Description Press Release issued by the Company on August 5, 2004